UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):

                                 August 4, 2005

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


          0-20852                                    16-1387013
          -------                                    ----------
 (Commission File Number)               (I.R.S. Employer Identification No.)



                 2000 Technology Parkway, Newark, New York 14513
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Regulation FD Disclosure.

Ultralife Batteries, Inc. (the "Company") reported results for the second quarter ended July 2, 2005. Revenues for the quarter were $21.6 million compared to $28.4 million for the same period last year. The Company's press release is attached as Exhibit 99.1. The information set forth in this Report on Form 8-K, including the attached exhibit, is being furnished and not filed pursuant to
Item 2.02.

Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b) Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         99.1     Press Release dated August 4, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ULTRALIFE BATTERIES, INC.

Dated:  August 4, 2005                 By:      /s/Robert W. Fishback
                                                ---------------------------
                                                Robert W. Fishback
                                                Vice President of Finance & CFO

                                INDEX TO EXHIBITS

(99)     Additional Exhibits

99.1     Press Release dated August 4, 2005.